UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MATTHEWS INTERNATIONAL FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dear Shareholder:

ACTION REQUIRED: If you have not yet called us regarding your investment in the Matthews Emerging Markets ex China Active ETF, please contact us at your earliest convenience regarding your proxy voting instruction for the upcoming special meeting of shareholders.

Our representatives can be reached at 1-800-713-9960 Monday – Friday from 9:00 a.m. to 10:00 p.m. ET and Saturday from 10:00 a.m. to 6:00 p.m. ET to record your vote.

We appreciate your time and thank you for your investment in the Matthews Emerging Markets ex China Active ETF.

Sincerely,

Mark W. Headley
President of the Trust

INVESTOR ID: 01234567891	Security ID: 12345678
Household ID: 01234567891

THIS LETTER CONCERNS YOUR INVESTMENT IN THE

MATTHEWS EMERGING MARKETS EX CHINA ACTIVE ETF

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